UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06441

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	JUNE 30, 2014

Global Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Aggressive Monetary Policies Boosted Stock and Bond Returns

Stimulative monetary policies and expectations of economic improvement, interspersed with concerns about weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed income securities helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500® indices advanced 29.28% and 24.61%, respectively.

Remarkably, for a period in which stock market performance was so strong, government bond performance was also generally positive. Not surprisingly, U.S. corporate high-yield bonds posted double-digit returns, but the 30-year U.S. Treasury bond also outperformed most broader bond market measures. In addition, a generally weaker U.S. dollar during the reporting period meant that international bond returns for U.S. investors with currency exposure were generally higher than U.S. bonds returns. The Barclays Global Aggregate Bond and Barclays U.S. Aggregate Bond indices returned 7.39% and 4.37%, respectively.

Looking ahead, we see signs of sustained moderate economic growth in the second half of 2014, but headwinds persist. In the U.S., which was supposed to be an economic growth leader this year, housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of June 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AGBVX	4.25%	3.10%	1/31/12
Barclays Global Aggregate Bond Index (USD, hedged)	—	5.17%	3.56%	—
Institutional Class	AGBNX	4.50%	3.33%	1/31/12
A Class	AGBAX			1/31/12
No sales charge*		3.97%	2.85%
With sales charge*		-0.71%	0.91%
C Class	AGBTX	3.21%	2.08%	1/31/12
R Class	AGBRX	3.78%	2.59%	1/31/12
R6 Class	AGBDX	—	4.12%(1)	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over Life of Class
$10,000 investment made January 31, 2012

Value on June 30, 2014
Investor Class — $10,766

Barclays Global Aggregate Bond Index (USD, hedged) — $10,881

*From January 31, 2012, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.96%	0.76%	1.21%	1.96%	1.46%	0.71%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester, Edward Boyle, Robert Gahagan, and David MacEwen

Performance Summary

Global Bond returned 4.25%* for the fiscal year ended June 30, 2014, compared with the 5.17% return of the fund’s benchmark index, the Barclays Global Aggregate Bond Index (USD, hedged). (See pages 3 and 4 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.)

Market Review

Global bonds posted solid gains during a 12-month period characterized by divergent global economic and market conditions. Economic growth in the U.S. and U.K. generally improved during the period, leading the U.S. Federal Reserve and the Bank of England to begin scaling back their quantitative easing measures in early 2014. In the eurozone, peripheral countries such as Spain and Italy emerged from recession, but economic growth remained subdued overall. To head off possible deflation in the region, the European Central Bank (ECB) cut short-term interest rates late in the period. The Japanese economy remained steady as aggressive stimulus measures were offset by a new consumption tax.

In this environment, bond yield movements varied by region. Yields were flat to slightly higher in the U.S. and U.K., but they fell sharply across the eurozone, reflecting weaker economic conditions and the ECB rate cut. In Japan, yields were modestly lower. Falling yields in Europe and Asia led to higher bond prices, producing positive overall returns for the global bond market.

Currency fluctuations enhanced non-U.S. bond returns for non-hedged U.S. investors. The U.S. dollar generally fell during the period, depreciating by 11% against the British pound, 5% versus the euro, and 3% against the Australian dollar. The primary exceptions were the Japanese yen and the Canadian dollar—the U.S. dollar rallied by 2% against the yen and 1.5% versus the Canadian dollar.

Duration and Sector Positioning Detracted

The fund’s duration (a measure of interest-rate sensitivity) was shorter than that of the benchmark throughout much of the reporting period. This positioning contributed the most to the fund’s underperformance of its benchmark as the shorter duration limited the positive impact of declining bond yields on fund performance, particularly over the last six months of the period. The fund’s short duration position is focused mainly on the U.S. (via U.S. Treasury bond futures), where we expect bond yields to rise gradually as economic conditions improve.

The fund’s sector positioning also detracted from relative results. Although overweight positions in U.S. corporate bonds (both investment-grade and high-yield) added value for the period, a modest out-of-benchmark weighting in Puerto Rico municipal bonds weighed on performance. Deteriorating fiscal health in Puerto Rico led to a series of credit-rating downgrades for their bonds, and the government approved legislation to enable the Commonwealth’s public corporations to restructure their debt. These developments put downward pressure on the prices of many Puerto Rico municipal bonds.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Currency Positioning Slightly Negative

Although the portfolio generally hedges its foreign currency exposure, we take modest tactical currency positions in an effort to add value to performance. For the 12-month period, the fund’s currency positioning detracted modestly from performance. Overweight positions in the currencies of countries with commodity-driven economies—such as Canada, Australia, and New Zealand—negatively affected performance early in the period as decelerating economic activity in emerging markets reduced demand for commodities.

As of the end of the period, the fund held overweight positions in the currencies of countries with the most promising economic outlooks, including South Korea, the U.K., and the commodity-based economies. In contrast, the fund held underweight positions in the euro, the Japanese yen, and the Swiss franc.

Country Allocation Added Value

The fund’s country allocation contributed positively to performance versus the benchmark for the 12-month period. Exposure to peripheral European bond markets such as Spain, Italy, and Portugal aided relative results as these markets generated double-digit total returns for the period. In addition, the fund benefited from an underweight position in the U.S. bond market, which underperformed bond markets in other regions of the world.

Positioning for the Future

We believe that the prospects for accelerating global growth are brighter, and we expect economic momentum to pick up during the remainder of 2014. The moderate level of growth in the U.S. economy appears to be sustainable, and the recent ECB actions should help restore a modest level of growth in Europe. However, the improving economic environment could lead to higher inflation, which has already begun to appear in U.S. economic data.

Given these expectations, we are maintaining the fund’s relatively short duration. Better economic conditions should lead to rising interest rates over time, putting downward pressure on bond prices. The shorter duration should help minimize the negative impact of higher rates on fund performance.

Fund Characteristics

JUNE 30, 2014
Portfolio at a Glance
Average Duration (effective)	5.5 years
Weighted Average Life	8.6 years

Bond Holdings by Country	% of net assets
United States	42.6%
Japan	12.0%
France(1)	5.5%
Germany(1)	5.3%
Belgium(1)	5.3%
Spain(1)	5.2%
United Kingdom	5.1%
Canada	3.1%
Supranational	2.7%
Norway	2.6%
Other Countries	11.0%
Cash and Equivalents(2)	(0.4)%
(1) These countries are members of the eurozone.
(2) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	43.8%
Corporate Bonds	31.3%
U.S. Government Agency Mortgage-Backed Securities	10.8%
Collateralized Mortgage Obligations	8.1%
Commercial Mortgage-Backed Securities	2.4%
Municipal Securities	2.1%
Asset-Backed Securities	1.5%
U.S. Treasury Securities	0.4%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	(1.1)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1) 1/1/14 – 6/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,035.50	$4.85	0.96%
Institutional Class	$1,000	$1,037.50	$3.84	0.76%
A Class	$1,000	$1,034.40	$6.10	1.21%
C Class	$1,000	$1,031.40	$9.87	1.96%
R Class	$1,000	$1,033.40	$7.36	1.46%
R6 Class	$1,000	$1,037.50	$3.59	0.71%
Hypothetical
Investor Class	$1,000	$1,020.03	$4.81	0.96%
Institutional Class	$1,000	$1,021.03	$3.81	0.76%
A Class	$1,000	$1,018.79	$6.06	1.21%
C Class	$1,000	$1,015.08	$9.79	1.96%
R Class	$1,000	$1,017.56	$7.30	1.46%
R6 Class	$1,000	$1,021.27	$3.56	0.71%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

JUNE 30, 2014

		Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 43.8%
AUSTRALIA — 1.1%
Australia Government Bond, 5.75%, 7/15/22	AUD	150,000	$164,882
Australia Government Bond, 5.50%, 4/21/23	AUD	35,000	38,103
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	145,000	146,390
			349,375
AUSTRIA — 0.7%
Austria Government Bond, 4.35%, 3/15/19(1)	EUR	75,000	121,511
Austria Government Bond, 3.90%, 7/15/20(1)	EUR	40,000	65,016
Austria Government Bond, 4.15%, 3/15/37(1)	EUR	10,000	18,278
			204,805
BELGIUM — 5.2%
Belgium Government Bond, 4.00%, 3/28/18(1)	EUR	30,000	46,684
Belgium Government Bond, 3.75%, 9/28/20(1)	EUR	25,000	40,252
Belgium Government Bond, 4.25%, 9/28/22	EUR	715,000	1,205,142
Belgium Government Bond, 2.25%, 6/22/23	EUR	130,000	189,416
Belgium Government Bond, 5.00%, 3/28/35(1)	EUR	65,000	123,868
Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	20,000	35,520
			1,640,882
BRAZIL†
Brazilian Government International Bond, 5.875%, 1/15/19		$10,000	11,495
CANADA — 2.5%
Canadian Government Bond, 4.00%, 6/1/17	CAD	170,000	172,140
Canadian Government Bond, 3.75%, 6/1/19	CAD	65,000	67,232
Canadian Government Bond, 3.25%, 6/1/21	CAD	259,000	264,932
Canadian Government Bond, 5.75%, 6/1/33	CAD	55,000	74,966
Canadian Government Bond, 4.00%, 6/1/41	CAD	60,000	68,995
Province of British Columbia, 4.10%, 12/18/19	CAD	65,000	67,543
Province of Ontario Canada, 4.65%, 6/2/41	CAD	70,000	76,001
			791,809
COLOMBIA†
Colombia Government International Bond, 4.375%, 7/12/21		$10,000	10,755
CZECH — 0.1%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	600,000	37,980
DENMARK — 0.3%
Denmark Government Bond, 4.00%, 11/15/19	DKK	350,000	76,117
Denmark Government Bond, 4.50%, 11/15/39	DKK	55,000	14,539
			90,656
FINLAND — 0.2%
Finland Government Bond, 1.625%, 9/15/22(1)	EUR	45,000	63,747
FRANCE — 3.1%
France Government Bond OAT, 3.25%, 10/25/21	EUR	260,000	411,145

		Principal Amount	Value
France Government Bond OAT, 5.50%, 4/25/29	EUR	75,000	$146,123
France Government Bond OAT, 3.25%, 5/25/45	EUR	160,000	243,951
French Treasury Note BTAN, 2.25%, 2/25/16	EUR	135,000	191,564
			992,783
GERMANY — 3.8%
Bundesrepublik Deutschland, 2.25%, 9/4/20	EUR	160,000	241,685
Bundesrepublik Deutschland, 1.75%, 2/15/24	EUR	210,000	301,776
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	160,000	235,003
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, 4/15/18	EUR	298,368	430,333
			1,208,797
IRELAND — 0.2%
Ireland Government Bond, 5.90%, 10/18/19	EUR	35,000	60,111
ITALY — 1.4%
Italy Buoni Poliennali Del Tesoro, 3.75%, 8/1/15	EUR	185,000	262,312
Italy Buoni Poliennali Del Tesoro, 4.00%, 2/1/37	EUR	135,000	195,688
			458,000
JAPAN — 12.0%
Japan Government Five Year Bond, 0.30%, 9/20/18	JPY	137,000,000	1,361,648
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	83,000,000	859,269
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	102,400,000	1,179,369
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	12,000,000	128,112
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	24,000,000	274,634
			3,803,032
MEXICO — 0.5%
Mexican Bonos, 6.50%, 6/9/22	MXN	900,000	73,908
Mexico Government International Bond, MTN, 5.95%, 3/19/19		$30,000	35,010
Mexico Government International Bond, 4.00%, 10/2/23		$20,000	21,045
Mexico Government International Bond, 6.05%, 1/11/40		$10,000	12,170
			142,133
NETHERLANDS — 0.8%
Netherlands Government Bond, 3.50%, 7/15/20(1)	EUR	150,000	239,340
NEW ZEALAND — 0.1%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	50,000	45,485
NORWAY — 2.6%
Norway Government Bond, 4.25%, 5/19/17	NOK	250,000	43,963
Norway Government Bond, 3.75%, 5/25/21	NOK	4,260,000	770,198
			814,161
PERU†
Peruvian Government International Bond, 6.55%, 3/14/37		$10,000	12,615
POLAND†
Poland Government International Bond, 3.00%, 3/17/23		$10,000	9,740
SINGAPORE — 0.2%
Singapore Government Bond, 3.125%, 9/1/22	SGD	60,000	51,619
SOUTH AFRICA — 0.2%
South Africa Government Bond, 7.75%, 2/28/23	ZAR	700,000	64,243

		Principal Amount	Value
SOUTH KOREA — 0.1%
Korea Development Bank (The), 3.25%, 3/9/16		$40,000	$41,548
SPAIN — 4.2%
Spain Government Bond, 4.50%, 1/31/18	EUR	290,000	446,586
Spain Government Bond, 5.85%, 1/31/22	EUR	10,000	17,246
Spain Government Bond, 4.40%, 10/31/23(1)	EUR	500,000	787,060
Spain Government Bond, 5.15%, 10/31/44(1)	EUR	50,000	82,646
			1,333,538
SWEDEN — 1.8%
Sweden Government Bond, 4.25%, 3/12/19	SEK	450,000	77,543
Sweden Government Bond, 3.50%, 6/1/22	SEK	2,880,000	495,588
			573,131
SWITZERLAND — 0.5%
Switzerland Government Bond, 2.00%, 4/28/21	CHF	135,000	169,800
UNITED KINGDOM — 2.2%
United Kingdom Gilt, 4.50%, 12/7/42	GBP	275,000	566,358
United Kingdom Gilt, 4.25%, 12/7/55	GBP	60,000	123,407
			689,765
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $13,845,770)			13,911,345
CORPORATE BONDS — 31.3%
AEROSPACE AND DEFENSE — 0.1%
Lockheed Martin Corp., 4.25%, 11/15/19		$20,000	22,093
United Technologies Corp., 5.70%, 4/15/40		10,000	12,300
United Technologies Corp., 4.50%, 6/1/42		10,000	10,497
			44,890
AUTO COMPONENTS†
Tenneco, Inc., 6.875%, 12/15/20		10,000	10,938
AUTOMOBILES — 0.2%
American Honda Finance Corp., 2.125%, 10/10/18		20,000	20,335
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		20,000	23,506
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(1)		20,000	20,700
			64,541
BANKS — 9.0%
Abbey National Treasury Services plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	100,000	194,854
Banco Bilbao Vizcaya Argentaria SA, 3.625%, 1/18/17 (Secured)	EUR	50,000	73,540
Bank of America Corp., 4.50%, 4/1/15		$10,000	10,300
Bank of America Corp., 3.75%, 7/12/16		40,000	42,096
Bank of America Corp., 6.50%, 8/1/16		10,000	11,088
Bank of America Corp., 5.75%, 12/1/17		40,000	45,201
Bank of America Corp., 5.70%, 1/24/22		10,000	11,588
Bank of America Corp., MTN, 4.75%, 4/3/17	EUR	50,000	75,732
Bank of America N.A., 5.30%, 3/15/17		$50,000	55,019
Bank of Nova Scotia, 2.55%, 1/12/17		20,000	20,765
Bankia SA, 3.625%, 10/5/16 (Secured)	EUR	50,000	72,858
Barclays Bank plc, MTN, 6.00%, 1/14/21	EUR	50,000	81,773

		Principal Amount	Value
BB&T Corp., MTN, 2.05%, 6/19/18		$10,000	$10,118
BPCE SA, 4.625%, 7/18/23	EUR	100,000	154,491
Capital One Financial Corp., 2.15%, 3/23/15		$10,000	10,123
Citigroup, Inc., 5.50%, 2/15/17		20,000	22,006
Citigroup, Inc., 1.75%, 5/1/18		30,000	29,825
Citigroup, Inc., 4.50%, 1/14/22		10,000	10,865
Citigroup, Inc., 4.05%, 7/30/22		10,000	10,257
Citigroup, Inc., 3.875%, 10/25/23		20,000	20,514
Commerzbank AG, MTN, 7.75%, 3/16/21	EUR	100,000	169,957
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22		$10,000	10,605
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 3.75%, 11/9/20	EUR	70,000	105,283
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	100,000	144,834
European Investment Bank, 2.50%, 7/15/15	EUR	130,000	182,480
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	50,000	80,408
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	200,000	296,237
Fifth Third Bancorp, 4.30%, 1/16/24		$10,000	10,436
ING Bank NV, MTN, 3.875%, 12/23/16	GBP	50,000	89,593
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	85,000	135,426
JPMorgan Chase & Co., 3.45%, 3/1/16		$10,000	10,439
JPMorgan Chase & Co., 6.00%, 1/15/18		40,000	45,825
JPMorgan Chase & Co., 4.625%, 5/10/21		20,000	22,071
JPMorgan Chase & Co., 3.25%, 9/23/22		20,000	20,117
JPMorgan Chase & Co., 3.625%, 5/13/24		10,000	10,055
KeyCorp, MTN, 2.30%, 12/13/18		10,000	10,126
KFW, 2.00%, 6/1/16		50,000	51,453
KFW, 3.875%, 1/21/19	EUR	70,000	110,726
KFW, MTN, 4.625%, 1/4/23	EUR	70,000	122,767
Royal Bank of Scotland Group plc, 6.125%, 12/15/22		$10,000	10,968
Standard Chartered plc, MTN, 3.625%, 11/23/22	EUR	100,000	145,896
U.S. Bancorp, MTN, 2.95%, 7/15/22		$10,000	9,860
Wells Fargo & Co., 5.625%, 12/11/17		20,000	22,771
Wells Fargo & Co., 4.125%, 8/15/23		20,000	20,804
Wells Fargo & Co., MTN, 2.10%, 5/8/17		30,000	30,786
Wells Fargo & Co., MTN, 4.10%, 6/3/26		20,000	20,267
			2,853,203
BEVERAGES — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		20,000	24,730
Coca-Cola Co. (The), 1.80%, 9/1/16		30,000	30,718
			55,448
BIOTECHNOLOGY — 0.2%
Amgen, Inc., 2.125%, 5/15/17		20,000	20,510
Amgen, Inc., 4.10%, 6/15/21		10,000	10,772
Amgen, Inc., 5.375%, 5/15/43		10,000	11,058
Gilead Sciences, Inc., 4.40%, 12/1/21		20,000	21,984
			64,324

		Principal Amount	Value
CAPITAL MARKETS — 0.4%
Ameriprise Financial, Inc., 4.00%, 10/15/23		$20,000	$21,114
Fidelity International Ltd., MTN, 6.75%, 10/19/20	GBP	50,000	98,638
Jefferies Group, Inc., 5.125%, 4/13/18		$10,000	10,974
			130,726
CHEMICALS — 0.4%
Ashland, Inc., 3.00%, 3/15/16		45,000	46,125
Ashland, Inc., 4.75%, 8/15/22		10,000	10,100
Eastman Chemical Co., 3.60%, 8/15/22		10,000	10,267
Ecolab, Inc., 4.35%, 12/8/21		10,000	10,978
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18		45,000	46,913
Mosaic Co. (The), 5.625%, 11/15/43		10,000	11,419
			135,802
COMMERCIAL SERVICES AND SUPPLIES — 0.2%
Clean Harbors, Inc., 5.25%, 8/1/20		10,000	10,362
Covanta Holding Corp., 5.875%, 3/1/24		10,000	10,387
Pitney Bowes, Inc., 4.625%, 3/15/24		10,000	10,358
Republic Services, Inc., 3.55%, 6/1/22		10,000	10,350
Waste Management, Inc., 2.60%, 9/1/16		20,000	20,702
			62,159
COMMUNICATIONS EQUIPMENT — 0.2%
Apple, Inc., 1.00%, 5/3/18		20,000	19,575
Apple, Inc., 2.85%, 5/6/21		20,000	20,198
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23		10,000	10,052
			49,825
CONSTRUCTION MATERIALS†
Owens Corning, 4.20%, 12/15/22		10,000	10,281
CONSUMER FINANCE — 0.5%
CIT Group, Inc., 5.00%, 5/15/17		50,000	53,406
CIT Group, Inc., 5.00%, 8/15/22		10,000	10,388
Equifax, Inc., 3.30%, 12/15/22		10,000	9,806
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20(1)		30,000	30,975
SLM Corp., MTN, 6.25%, 1/25/16		41,000	43,716
			148,291
CONTAINERS AND PACKAGING — 0.3%
Ardagh Packaging Finance plc, 7.375%, 10/15/17(1)		42,000	44,349
Crown Americas LLC / Crown Americas Capital Corp. III, 6.25%, 2/1/21		39,000	41,925
Rock-Tenn Co., 4.00%, 3/1/23		20,000	20,549
			106,823
DIVERSIFIED CONSUMER SERVICES†
Catholic Health Initiatives, 2.95%, 11/1/22		10,000	9,628
DIVERSIFIED FINANCIAL SERVICES — 2.6%
Ally Financial, Inc., 8.30%, 2/12/15		40,000	41,750
Ally Financial, Inc., 2.75%, 1/30/17		20,000	20,275
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	50,000	105,917

		Principal Amount	Value
General Electric Capital Corp., MTN, 6.00%, 8/7/19		$110,000	$130,427
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		40,000	41,245
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		40,000	46,339
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		30,000	30,607
HSBC Holdings plc, 5.10%, 4/5/21		30,000	34,123
HSBC Holdings plc, MTN, 6.00%, 6/10/19	EUR	50,000	82,658
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.50%, 3/15/17		$20,000	20,275
Morgan Stanley, 5.00%, 11/24/25		50,000	53,481
Morgan Stanley, MTN, 6.625%, 4/1/18		30,000	35,095
Morgan Stanley, MTN, 5.625%, 9/23/19		10,000	11,514
Nationwide Building Society, MTN, 6.75%, 7/22/20	EUR	100,000	168,127
			821,833
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.7%
AT&T, Inc., 6.55%, 2/15/39		$21,000	26,076
AT&T, Inc., 4.30%, 12/15/42		10,000	9,502
CenturyLink, Inc., 6.00%, 4/1/17		20,000	22,175
Deutsche Telekom International Finance BV, 6.75%, 8/20/18		30,000	35,602
Frontier Communications Corp., 8.25%, 4/15/17		10,000	11,662
Frontier Communications Corp., 7.125%, 3/15/19		25,000	28,500
Orange SA, 4.125%, 9/14/21		10,000	10,751
Telecom Italia Capital SA, 7.00%, 6/4/18		20,000	23,050
Telecom Italia Capital SA, 6.00%, 9/30/34		10,000	10,075
Telecom Italia SpA, MTN, 5.875%, 5/19/23	GBP	50,000	90,001
Telefonica Emisiones SAU, 5.46%, 2/16/21		$20,000	22,732
Verizon Communications, Inc., 3.65%, 9/14/18		50,000	53,443
Verizon Communications, Inc., 4.50%, 9/15/20		10,000	11,013
Verizon Communications, Inc., 5.15%, 9/15/23		30,000	33,617
Verizon Communications, Inc., 6.40%, 9/15/33		20,000	24,539
Verizon Communications, Inc., 5.05%, 3/15/34		30,000	32,074
Verizon Communications, Inc., 6.55%, 9/15/43		10,000	12,610
Virgin Media Finance plc, 8.375%, 10/15/19		31,000	32,860
Windstream Corp., 7.875%, 11/1/17		40,000	46,250
			536,532
ELECTRICAL EQUIPMENT†
Belden, Inc., 5.25%, 7/15/24(1)		10,000	10,125
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16		20,000	22,725
Jabil Circuit, Inc., 5.625%, 12/15/20		10,000	10,925
			33,650
ENERGY EQUIPMENT AND SERVICES — 0.2%
Ensco plc, 3.25%, 3/15/16		20,000	20,822
Ensco plc, 4.70%, 3/15/21		10,000	10,905
Schlumberger Investment SA, 3.65%, 12/1/23		10,000	10,414
Transocean, Inc., 6.375%, 12/15/21		10,000	11,581
Weatherford International Ltd., 4.50%, 4/15/22		10,000	10,645
			64,367

	Principal Amount	Value
FOOD AND STAPLES RETAILING — 0.3%
CVS Caremark Corp., 2.75%, 12/1/22	$20,000	$19,343
Delhaize Group SA, 4.125%, 4/10/19	10,000	10,511
Delhaize Group SA, 5.70%, 10/1/40	10,000	10,687
Wal-Mart Stores, Inc., 5.625%, 4/15/41	20,000	24,240
Walgreen Co., 1.80%, 9/15/17	10,000	10,105
Walgreen Co., 3.10%, 9/15/22	10,000	9,837
		84,723
FOOD PRODUCTS — 0.2%
Kraft Foods Group, Inc., 5.00%, 6/4/42	10,000	10,714
Mondelez International, Inc., 4.00%, 2/1/24	10,000	10,372
Mondelez International, Inc., 6.50%, 2/9/40	7,000	8,981
Tyson Foods, Inc., 4.50%, 6/15/22	30,000	31,497
		61,564
GAS UTILITIES — 1.0%
Access Midstream Partners LP / ACMP Finance Corp., 5.875%, 4/15/21	30,000	32,250
El Paso Corp., 7.25%, 6/1/18	20,000	22,875
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	10,000	11,762
Enable Midstream Partners LP, 3.90%, 5/15/24(1)	20,000	19,986
Enbridge, Inc., 4.50%, 6/10/44	10,000	9,892
Energy Transfer Equity LP, 7.50%, 10/15/20	20,000	23,200
Energy Transfer Partners LP, 4.15%, 10/1/20	20,000	21,169
Energy Transfer Partners LP, 6.50%, 2/1/42	10,000	11,966
Enterprise Products Operating LLC, 5.20%, 9/1/20	30,000	34,290
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	20,000	23,637
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.50%, 8/15/21	10,000	10,850
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	20,000	20,679
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	20,000	19,755
TransCanada PipeLines Ltd., 2.50%, 8/1/22	20,000	19,332
Williams Cos., Inc. (The), 3.70%, 1/15/23	10,000	9,632
Williams Cos., Inc. (The), 5.75%, 6/24/44	10,000	10,120
Williams Partners LP, 4.125%, 11/15/20	10,000	10,675
Williams Partners LP, 5.40%, 3/4/44	20,000	21,501
		333,571
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.2%
Baxter International, Inc., 3.20%, 6/15/23	10,000	9,932
Biomet, Inc., 6.50%, 8/1/20	50,000	54,125
Medtronic, Inc., 2.75%, 4/1/23	10,000	9,682
		73,739
HEALTH CARE PROVIDERS AND SERVICES — 0.8%
Aetna, Inc., 2.75%, 11/15/22	10,000	9,673
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	43,000	45,204
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	50,000	53,625
Express Scripts Holding Co., 2.65%, 2/15/17	40,000	41,577
HCA, Inc., 3.75%, 3/15/19	30,000	30,337

		Principal Amount	Value
Tenet Healthcare Corp., 6.25%, 11/1/18		$40,000	$44,550
UnitedHealth Group, Inc., 4.25%, 3/15/43		10,000	9,795
WellPoint, Inc., 3.125%, 5/15/22		10,000	9,997
			244,758
HOTELS, RESTAURANTS AND LEISURE — 0.1%
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		20,000	21,100
Wyndham Worldwide Corp., 2.95%, 3/1/17		20,000	20,784
			41,884
HOUSEHOLD DURABLES — 0.6%
D.R. Horton, Inc., 3.625%, 2/15/18		45,000	46,237
D.R. Horton, Inc., 5.75%, 8/15/23		20,000	21,550
Lennar Corp., 4.75%, 12/15/17		43,000	45,688
MDC Holdings, Inc., 5.50%, 1/15/24		10,000	10,439
Toll Brothers Finance Corp., 4.00%, 12/31/18		45,000	46,462
Weyerhaeuser Real Estate Co., 5.875%, 6/15/24(1)		20,000	20,650
			191,026
INDUSTRIAL CONGLOMERATES — 0.2%
Bombardier, Inc., 7.50%, 3/15/18(1)		40,000	45,300
General Electric Co., 4.125%, 10/9/42		10,000	9,899
			55,199
INSURANCE — 1.7%
Allstate Corp. (The), 4.50%, 6/15/43		10,000	10,387
American International Group, Inc., 6.40%, 12/15/20		20,000	24,173
American International Group, Inc., MTN, 5.85%, 1/16/18		20,000	22,848
American International Group, Inc., VRN, 8.18%, 5/15/38		10,000	13,825
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		10,000	10,068
Berkshire Hathaway, Inc., 4.50%, 2/11/43		10,000	10,334
Cedulas TDA 3 Fondo de Titulizacion de Activos, MTN, 4.00%, 10/23/18 (Secured)	EUR	100,000	152,090
Generali Finance BV, VRN, 6.21%, 6/16/16	GBP	50,000	89,047
Hartford Financial Services Group, Inc., 5.125%, 4/15/22		$10,000	11,384
Liberty Mutual Group, Inc., 4.95%, 5/1/22(1)		10,000	10,950
Lincoln National Corp., 6.25%, 2/15/20		20,000	23,772
Markel Corp., 4.90%, 7/1/22		10,000	10,970
MetLife, Inc., 4.875%, 11/13/43		10,000	10,837
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		20,000	22,957
QBE Insurance Group Ltd., MTN, 6.125%, 9/28/15	GBP	50,000	90,012
Voya Financial, Inc., 5.70%, 7/15/43		$10,000	11,742
WR Berkley Corp., 4.625%, 3/15/22		10,000	10,755
			536,151
INTERNET SOFTWARE AND SERVICES†
Netflix, Inc., 5.375%, 2/1/21		10,000	10,525
IT SERVICES†
Fidelity National Information Services, Inc., 5.00%, 3/15/22		10,000	10,524
LIFE SCIENCES TOOLS AND SERVICES — 0.1%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21		10,000	10,403

		Principal Amount	Value
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24		$10,000	$10,472
			20,875
MACHINERY — 0.2%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22		10,000	9,952
Oshkosh Corp., 5.375%, 3/1/22		20,000	20,700
Terex Corp., 6.50%, 4/1/20		20,000	21,810
			52,462
MEDIA — 1.1%
21st Century Fox America, Inc., 3.00%, 9/15/22		20,000	19,716
Comcast Corp., 5.90%, 3/15/16		30,000	32,672
Comcast Corp., 6.40%, 5/15/38		30,000	38,462
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21		10,000	11,175
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.45%, 4/1/24		20,000	21,253
Discovery Communications LLC, 5.625%, 8/15/19		20,000	22,925
DISH DBS Corp., 7.125%, 2/1/16		40,000	43,350
DISH DBS Corp., 6.75%, 6/1/21		50,000	57,125
Embarq Corp., 8.00%, 6/1/36		10,000	10,975
Gannett Co., Inc., 5.125%, 7/15/20(1)		20,000	20,625
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22		10,000	10,302
Lamar Media Corp., 5.375%, 1/15/24(1)		20,000	20,800
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)		10,000	10,125
Time Warner Cable, Inc., 6.75%, 7/1/18		10,000	11,842
Time Warner, Inc., 4.70%, 1/15/21		20,000	22,168
Time Warner, Inc., 5.375%, 10/15/41		10,000	10,891
			364,406
METALS AND MINING — 0.3%
Barrick Gold Corp., 4.10%, 5/1/23		10,000	9,972
FMG Resources August 2006 Pty Ltd., 6.00%, 4/1/17(1)		42,000	43,496
Glencore Finance Canada Ltd., 4.95%, 11/15/21(1)		10,000	10,800
Vale Overseas Ltd., 5.625%, 9/15/19		30,000	33,881
			98,149
MULTI-UTILITIES — 1.6%
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43		10,000	9,559
Constellation Energy Group, Inc., 5.15%, 12/1/20		10,000	11,284
Consumers Energy Co., 2.85%, 5/15/22		10,000	10,022
Dominion Resources, Inc., 2.75%, 9/15/22		10,000	9,778
Dominion Resources, Inc., 4.90%, 8/1/41		10,000	10,524
Duke Energy Corp., 1.625%, 8/15/17		20,000	20,187
Duke Energy Corp., 3.55%, 9/15/21		10,000	10,467
Exelon Generation Co. LLC, 4.25%, 6/15/22		10,000	10,454
Exelon Generation Co. LLC, 5.60%, 6/15/42		10,000	10,856
FirstEnergy Corp., 4.25%, 3/15/23		10,000	9,972
Florida Power Corp., 3.85%, 11/15/42		10,000	9,525
GDF Suez, VRN, 4.75%, 7/10/21	EUR	100,000	150,281
GenOn Energy, Inc., 7.875%, 6/15/17		$45,000	48,037
Ipalco Enterprises, Inc., 5.00%, 5/1/18		30,000	32,175

	Principal Amount	Value
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	$20,000	$22,066
Nisource Finance Corp., 5.65%, 2/1/45	10,000	11,283
NRG Energy, Inc., 7.625%, 1/15/18	40,000	45,900
Potomac Electric Power Co., 3.60%, 3/15/24	10,000	10,316
Progress Energy, Inc., 3.15%, 4/1/22	10,000	10,042
San Diego Gas & Electric Co., 3.00%, 8/15/21	20,000	20,532
Sempra Energy, 2.875%, 10/1/22	10,000	9,817
Xcel Energy, Inc., 4.80%, 9/15/41	10,000	10,787
		493,864
MULTILINE RETAIL — 0.1%
Macy's Retail Holdings, Inc., 3.875%, 1/15/22	20,000	20,900
Target Corp., 4.00%, 7/1/42	10,000	9,458
		30,358
OIL, GAS AND CONSUMABLE FUELS — 1.9%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	50,000	36,625
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	10,000	10,725
Anadarko Petroleum Corp., 5.95%, 9/15/16	20,000	22,161
BP Capital Markets plc, 4.50%, 10/1/20	10,000	11,078
Chevron Corp., 2.43%, 6/24/20	10,000	10,151
Cimarex Energy Co., 4.375%, 6/1/24	10,000	10,225
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	20,000	20,536
ConocoPhillips Holding Co., 6.95%, 4/15/29	10,000	13,718
Continental Resources, Inc., 5.00%, 9/15/22	20,000	21,775
Continental Resources, Inc., 4.90%, 6/1/44(1)	10,000	10,355
Denbury Resources, Inc., 4.625%, 7/15/23	10,000	9,752
Devon Energy Corp., 5.60%, 7/15/41	10,000	11,598
EOG Resources, Inc., 4.10%, 2/1/21	10,000	10,902
Hess Corp., 6.00%, 1/15/40	10,000	12,080
Marathon Petroleum Corp., 3.50%, 3/1/16	20,000	20,893
Newfield Exploration Co., 5.625%, 7/1/24	50,000	55,125
Noble Energy, Inc., 4.15%, 12/15/21	20,000	21,527
Peabody Energy Corp., 7.375%, 11/1/16	40,000	44,150
Peabody Energy Corp., 6.50%, 9/15/20	25,000	25,312
Pemex Project Funding Master Trust, 6.625%, 6/15/35	20,000	23,650
Petro-Canada, 6.80%, 5/15/38	10,000	13,262
Petrobras Global Finance BV, 5.625%, 5/20/43	10,000	9,100
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20	10,000	10,713
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	20,000	20,945
Phillips 66, 4.30%, 4/1/22	10,000	10,800
Plains Exploration & Production Co., 6.875%, 2/15/23	6,000	7,050
SandRidge Energy, Inc., 8.75%, 1/15/20	40,000	43,200
Shell International Finance BV, 2.375%, 8/21/22	20,000	19,289
Shell International Finance BV, 3.625%, 8/21/42	10,000	9,139
Statoil ASA, 2.45%, 1/17/23	10,000	9,612
Talisman Energy, Inc., 7.75%, 6/1/19	10,000	12,398
Total Capital Canada Ltd., 2.75%, 7/15/23	10,000	9,720

		Principal Amount	Value
Whiting Petroleum Corp., 5.00%, 3/15/19		$30,000	$31,725
			609,291
PAPER AND FOREST PRODUCTS — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)		10,000	11,556
International Paper Co., 6.00%, 11/15/41		10,000	11,807
			23,363
PERSONAL PRODUCTS — 0.1%
Elizabeth Arden, Inc., 7.375%, 3/15/21		45,000	47,925
PHARMACEUTICALS — 0.4%
AbbVie, Inc., 1.75%, 11/6/17		20,000	20,096
Actavis Funding SCS, 3.85%, 6/15/24(1)		10,000	10,123
Actavis, Inc., 1.875%, 10/1/17		20,000	20,191
Actavis, Inc., 3.25%, 10/1/22		10,000	9,830
Bristol-Myers Squibb Co., 3.25%, 8/1/42		10,000	8,303
Forest Laboratories, Inc., 4.875%, 2/15/21(1)		20,000	21,865
GlaxoSmithKline Capital plc, 2.85%, 5/8/22		10,000	9,883
Merck & Co., Inc., 3.60%, 9/15/42		10,000	8,981
Roche Holdings, Inc., 6.00%, 3/1/19(1)		20,000	23,518
			132,790
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%
American Tower Corp., 5.05%, 9/1/20		10,000	11,156
DDR Corp., 4.75%, 4/15/18		10,000	10,892
Essex Portfolio LP, 3.625%, 8/15/22		10,000	10,100
HCP, Inc., 3.75%, 2/1/16		40,000	41,821
Health Care REIT, Inc., 3.75%, 3/15/23		10,000	10,044
Hospitality Properties Trust, 4.65%, 3/15/24		20,000	20,986
Host Hotels & Resorts LP, 3.75%, 10/15/23		10,000	9,924
Kilroy Realty LP, 3.80%, 1/15/23		10,000	10,101
Reckson Operating Partnership LP, 6.00%, 3/31/16		20,000	21,532
Senior Housing Properties Trust, 4.75%, 5/1/24		10,000	10,235
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21		10,000	10,975
			167,766
ROAD AND RAIL — 0.5%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20		20,000	20,994
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43		10,000	9,966
CSX Corp., 4.25%, 6/1/21		10,000	10,922
CSX Corp., 3.70%, 11/1/23		20,000	20,626
Firstgroup plc, 6.125%, 1/18/19	GBP	40,000	75,829
Union Pacific Corp., 4.00%, 2/1/21		$10,000	10,912
			149,249
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.2%
Intel Corp., 1.35%, 12/15/17		20,000	20,019
NXP BV / NXP Funding LLC, 3.50%, 9/15/16(1)		45,000	45,956
			65,975
SOFTWARE — 0.1%
Oracle Corp., 2.50%, 10/15/22		20,000	19,160

		Principal Amount	Value
Oracle Corp., 3.625%, 7/15/23		$10,000	$10,316
			29,476
SPECIALTY RETAIL — 0.5%
Hertz Corp. (The), 6.75%, 4/15/19		45,000	47,925
Home Depot, Inc. (The), 5.95%, 4/1/41		10,000	12,558
Sonic Automotive, Inc., 7.00%, 7/15/22		50,000	55,125
United Rentals North America, Inc., 5.75%, 7/15/18		42,000	44,625
			160,233
TECHNOLOGY HARDWARE, STORAGE AND PERIPHERALS — 0.5%
Dell, Inc., 2.30%, 9/10/15		45,000	45,520
Dell, Inc., 3.10%, 4/1/16		45,000	46,125
Hewlett-Packard Co., 4.30%, 6/1/21		20,000	21,425
Seagate HDD Cayman, 4.75%, 6/1/23(1)		30,000	30,375
			143,445
TEXTILES, APPAREL AND LUXURY GOODS — 0.3%
Hanesbrands, Inc., 6.375%, 12/15/20		41,000	44,536
L Brands, Inc., 6.625%, 4/1/21		40,000	45,650
			90,186
THRIFTS AND MORTGAGE FINANCE — 1.1%
Cie de Financement Foncier, MTN, 4.50%, 5/16/18 (Secured)	EUR	110,000	173,661
Cie de Financement Foncier, MTN, 4.375%, 4/25/19 (Secured)	EUR	100,000	160,931
			334,592
TOBACCO — 0.1%
Altria Group, Inc., 2.85%, 8/9/22		$10,000	9,663
Philip Morris International, Inc., 4.125%, 5/17/21		20,000	21,729
			31,392
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Sprint Communications, 6.00%, 12/1/16		40,000	43,650
Sprint Communications, 9.00%, 11/15/18(1)		10,000	12,150
			55,800
TOTAL CORPORATE BONDS (Cost $9,505,066)			9,958,647
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(2) — 10.8%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 4.4%
FHLMC, VRN, 1.76%, 7/15/14		107,836	109,429
FHLMC, VRN, 1.84%, 7/15/14		111,063	112,931
FHLMC, VRN, 1.97%, 7/15/14		78,450	80,289
FHLMC, VRN, 1.98%, 7/15/14		50,902	51,958
FHLMC, VRN, 2.08%, 7/15/14		29,497	29,760
FHLMC, VRN, 2.26%, 7/15/14		25,139	26,735
FHLMC, VRN, 2.36%, 7/15/14		99,553	99,640
FHLMC, VRN, 2.375%, 7/15/14		93,487	99,869
FHLMC, VRN, 2.40%, 7/15/14		23,458	25,090
FHLMC, VRN, 2.87%, 7/15/14		40,780	41,955
FHLMC, VRN, 3.24%, 7/15/14		5,680	6,072
FHLMC, VRN, 3.29%, 7/15/14		56,990	60,031

	Principal Amount	Value
FHLMC, VRN, 3.80%, 7/15/14	$10,828	$11,400
FHLMC, VRN, 4.33%, 7/15/14	91,200	96,266
FHLMC, VRN, 4.52%, 7/15/14	24,020	25,144
FHLMC, VRN, 5.12%, 7/15/14	10,006	10,724
FHLMC, VRN, 5.37%, 7/15/14	5,889	6,298
FHLMC, VRN, 5.78%, 7/15/14	16,760	17,854
FHLMC, VRN, 5.95%, 7/15/14	12,660	13,417
FHLMC, VRN, 6.12%, 7/15/14	7,248	7,757
FNMA, VRN, 1.90%, 7/25/14	40,024	42,635
FNMA, VRN, 1.92%, 7/25/14	98,769	104,177
FNMA, VRN, 1.94%, 7/25/14	52,867	56,529
FNMA, VRN, 1.94%, 7/25/14	103,002	108,819
FNMA, VRN, 2.32%, 7/25/14	58,994	63,028
FNMA, VRN, 2.70%, 7/25/14	22,460	22,963
FNMA, VRN, 3.77%, 7/25/14	10,572	11,154
FNMA, VRN, 3.92%, 7/25/14	13,972	14,742
FNMA, VRN, 5.30%, 7/25/14	9,868	10,623
FNMA, VRN, 6.03%, 7/25/14	14,495	15,707
		1,382,996
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 6.4%
FHLMC, 6.00%, 2/1/38	6,680	7,496
FHLMC, 4.00%, 12/1/40	10,846	11,516
FHLMC, 4.00%, 4/1/41	51,438	54,704
FNMA, 4.00%, 7/14/14(3)	255,000	270,459
FNMA, 4.50%, 7/14/14(3)	155,000	167,809
FNMA, 5.50%, 7/14/14(3)	100,000	111,891
FNMA, 6.625%, 11/15/30	50,000	70,580
FNMA, 5.00%, 7/1/31	68,539	76,935
FNMA, 5.50%, 5/1/33	18,459	20,744
FNMA, 5.00%, 11/1/33	15,124	16,869
FNMA, 5.00%, 9/1/35	67,259	74,820
FNMA, 6.00%, 4/1/37	20,642	23,277
FNMA, 6.00%, 7/1/37	25,755	28,991
FNMA, 6.00%, 8/1/37	20,783	23,467
FNMA, 5.50%, 1/1/39	43,675	48,836
FNMA, 5.50%, 3/1/39	5,518	6,170
FNMA, 4.50%, 6/1/39	110,620	120,893
FNMA, 5.00%, 8/1/39	9,752	10,943
FNMA, 3.50%, 12/1/40	66,582	68,588
FNMA, 4.50%, 9/1/41	36,636	39,736
FNMA, 3.50%, 5/1/42	80,771	83,205
FNMA, 3.50%, 6/1/42	44,996	46,368
FNMA, 3.50%, 9/1/42	43,422	44,730
FNMA, 3.00%, 11/1/42	45,436	44,906
GNMA, 6.00%, 7/15/33	8,186	9,473
GNMA, 5.00%, 3/20/36	78,483	86,850

	Principal Amount	Value
GNMA, 5.50%, 1/15/39	$7,668	$8,725
GNMA, 5.50%, 9/15/39	55,772	62,755
GNMA, 4.50%, 10/15/39	19,978	21,834
GNMA, 5.00%, 10/15/39	32,997	36,554
GNMA, 4.50%, 1/15/40	34,843	38,087
GNMA, 4.00%, 12/15/40	28,988	30,992
GNMA, 4.50%, 12/15/40	85,966	93,944
GNMA, 4.00%, 1/20/41	116,054	124,419
GNMA, 4.00%, 12/15/41	51,341	54,890
		2,042,456
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $3,416,451)		3,425,452
COLLATERALIZED MORTGAGE OBLIGATIONS(2) — 8.1%
Banc of America Funding Corp., Series 2004-2, Class 3A1, 5.50%, 9/20/34	16,357	16,957
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	8,551	8,984
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A16, 5.625%, 3/25/37	78,161	72,985
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.63%, 7/1/14	8,777	8,861
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.37%, 7/1/14	74,667	75,366
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.23%, 7/1/14	71,692	71,619
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	10,150	10,750
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.14%, 7/1/14	7,875	7,791
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A5 SEQ, 5.25%, 7/25/35	39,485	41,015
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.66%, 7/1/14	69,494	70,295
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.59%, 7/1/14	59,883	60,715
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.74%, 7/1/14	33,458	32,228
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.65%, 7/1/14	23,349	23,769
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.64%, 7/1/14	21,186	21,700
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.47%, 7/1/14	49,409	48,930
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class AS SEQ, 3.21%, 2/15/46	40,000	39,635
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.62%, 7/1/14	5,775	5,864
Wells Fargo Mortgage Backed Securities 2006-8 Trust, Series 2006-8, Class A9 SEQ, 6.00%, 7/25/36	59,692	60,621
Wells Fargo Mortgage Backed Securities 2006-AR16 Trust, Series 2006-AR16, Class A1, VRN, 2.67%, 7/1/14	46,586	43,946
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR1, Class 1A1, VRN, 5.53%, 7/1/14	83,199	81,866

	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A4 SEQ, VRN, 2.61%, 7/1/14	$27,753	$27,240
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A5 SEQ, VRN, 2.61%, 7/1/14	27,753	27,240
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 2.61%, 7/1/14	26,528	26,038
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 2.70%, 7/1/14	58,560	55,237
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 2.64%, 7/1/14	23,119	23,628
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 2.79%, 7/1/14	55,342	55,972
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.61%, 7/1/14	60,420	61,756
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	28,978	29,938
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	73,566	71,625
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	3,505	3,593
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.61%, 7/1/14	52,313	53,507
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.61%, 7/1/14	50,117	50,875
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.62%, 7/1/14	14,870	15,093
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.61%, 7/1/14	79,299	81,670
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	78,463	83,328
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-11, Class A9 SEQ, 6.50%, 9/25/36	87,018	86,362
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	26,357	27,576
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	85,028	83,746
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	74,616	75,777
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 2.62%, 7/1/14	18,222	17,274
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.62%, 7/1/14	14,245	13,265
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.45%, 7/1/14	75,209	75,895
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 2.61%, 7/1/14	76,151	76,491
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 2.62%, 7/1/14	67,857	66,565
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	83,945	84,039
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	110,322	110,448
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	55,141	56,758
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	85,149	87,417

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	$46,334	$48,170
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	30,028	30,321
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	58,226	60,491
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	2,911	3,021
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	52,614	51,274
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	39,142	41,386
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,534,668)		2,566,913
COMMERCIAL MORTGAGE-BACKED SECURITIES(2) — 2.4%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(1)	100,000	99,296
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	50,000	49,727
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 7/1/14	50,000	50,449
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	47,425	48,469
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	70,585	72,057
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(1)	75,000	77,858
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.28%, 7/10/14(1)	100,000	99,964
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	50,000	54,219
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 7/11/14	35,000	36,463
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class AS, 3.48%, 11/15/45	30,000	30,460
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	54,432	54,964
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	89,780	90,032
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $777,471)		763,958
MUNICIPAL SECURITIES — 2.1%
California GO, (Building Bonds), 7.30%, 10/1/39	20,000	28,262
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	20,000	23,059
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41	30,000	36,463
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	25,000	29,341
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	25,000	35,124
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49	25,000	29,257
Puerto Rico Electric Power Authority Rev., Series 2010 XX, 5.25%, 7/1/40	235,000	104,166

	Principal Amount/Shares	Value
Puerto Rico Electric Power Authority Rev., Series 2012 A, 5.00%, 7/1/42	$200,000	$88,660
Puerto Rico GO, Series 2011 A, (Public Improvement), 5.75%, 7/1/41	175,000	124,644
Puerto Rico GO, Series 2012 A, (Public Improvement), 5.50%, 7/1/39	165,000	116,228
Puerto Rico Public Buildings Authority Rev., Series 2012 U, 5.25%, 7/1/42	65,000	44,184
TOTAL MUNICIPAL SECURITIES (Cost $786,325)		659,388
ASSET-BACKED SECURITIES(2) — 1.5%
Chase Issuance Trust, Series 2007-B1, Class B1, VRN, 0.40%, 7/16/14	75,000	74,582
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.55%, 7/12/14(1)	100,000	100,086
Hilton Grand Vacations Trust 2014-A, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	100,000	100,107
John Deere Owner Trust, Series 2014-A, Class A2 SEQ, 0.45%, 9/15/16	125,000	125,046
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	75,000	75,177
TOTAL ASSET-BACKED SECURITIES (Cost $474,314)		474,998
U.S. TREASURY SECURITIES — 0.4%
U.S. Treasury Bonds, 5.50%, 8/15/28(4)	50,000	65,363
U.S. Treasury Notes, 2.625%, 4/30/18(4)	45,000	47,356
TOTAL U.S. TREASURY SECURITIES (Cost $115,809)		112,719
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 0.875%, 1/31/18 - 2/28/18, valued at $53,096), in a joint trading account at 0.05%, dated 6/30/14, due 7/1/14 (Delivery value $52,027)		52,027
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/23, valued at $21,245), in a joint trading account at 0.01%, dated 6/30/14, due 7/1/14 (Delivery value $20,811)		20,811
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $42,459), in a joint trading account at 0.03%, dated 6/30/14, due 7/1/14 (Delivery value $41,622)		41,622
SSgA U.S. Government Money Market Fund, Class N	123,018	123,018
TOTAL TEMPORARY CASH INVESTMENTS (Cost $237,478)		237,478
TOTAL INVESTMENT SECURITIES — 101.1% (Cost $31,693,352)		32,110,898
OTHER ASSETS AND LIABILITIES — (1.1)%		(333,748)
TOTAL NET ASSETS — 100.0%		$31,777,150

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	130,000	USD	121,081	JPMorgan Chase Bank N.A.	9/4/14	$947
USD	103,103	AUD	110,000	Barclays Bank plc	9/4/14	(152)
USD	295,991	AUD	322,004	Barclays Bank plc	9/4/14	(6,267)
BRL	156,716	USD	67,402	Barclays Bank plc	9/4/14	2,255
CAD	164,230	USD	150,000	Deutsche Bank	9/4/14	3,670
CAD	94,778	USD	88,351	JPMorgan Chase Bank N.A.	9/4/14	332
CAD	96,688	USD	90,000	Westpac Group	9/4/14	470
USD	90,000	CAD	98,437	Barclays Bank plc	9/4/14	(2,107)
USD	1,016,632	CAD	1,111,508	Barclays Bank plc	9/4/14	(23,402)
CHF	26,752	USD	30,000	JPMorgan Chase Bank N.A.	9/4/14	183
USD	355,507	CHF	318,178	Barclays Bank plc	9/4/14	(3,479)
CLP	27,640,000	USD	50,000	Barclays Bank plc	9/4/14	(353)
USD	407	CLP	225,598	Barclays Bank plc	9/4/14	1
COP	332,824,805	USD	174,163	Barclays Bank plc	9/4/14	2,433
USD	37,293	CZK	751,381	Deutsche Bank	9/4/14	(220)
USD	120,000	CZK	2,430,846	JPMorgan Chase Bank N.A.	9/4/14	(1,359)
USD	93,139	DKK	510,000	JPMorgan Chase Bank N.A.	9/4/14	(561)
EUR	170,000	USD	230,314	Deutsche Bank	9/4/14	2,523
EUR	163,264	USD	221,670	UBS AG	9/4/14	1,941
USD	9,078	EUR	6,645	Barclays Bank plc	9/4/14	(24)
USD	54,576	EUR	40,000	Barclays Bank plc	9/4/14	(209)
USD	176,710	EUR	130,000	JPMorgan Chase Bank N.A.	9/4/14	(1,342)
USD	190,915	EUR	140,000	JPMorgan Chase Bank N.A.	9/4/14	(833)
USD	9,449,442	EUR	6,936,083	UBS AG	9/4/14	(50,427)
GBP	65,780	USD	110,418	Barclays Bank plc	9/4/14	2,100
USD	116,978	GBP	68,896	Deutsche Bank	9/4/14	(871)
USD	1,369,197	GBP	818,132	Deutsche Bank	9/4/14	(30,241)
USD	33,567	GBP	20,000	JPMorgan Chase Bank N.A.	9/4/14	(644)
HUF	11,557,713	USD	51,378	Deutsche Bank	9/4/14	(400)
USD	54	IDR	650,036	Westpac Group	9/4/14	—
ILS	34,963	USD	10,033	JPMorgan Chase Bank N.A.	9/4/14	152
USD	80,000	ILS	276,614	JPMorgan Chase Bank N.A.	9/4/14	(577)
INR	9,929,675	USD	165,109	JPMorgan Chase Bank N.A.	9/4/14	(1,458)
INR	2,909,200	USD	48,374	JPMorgan Chase Bank N.A.	9/4/14	(427)
USD	150,000	INR	9,133,500	JPMorgan Chase Bank N.A.	9/4/14	(529)
JPY	4,070,932	USD	40,000	Barclays Bank plc	9/4/14	203
USD	3,990,145	JPY	409,556,496	Barclays Bank plc	9/4/14	(54,514)
USD	180,000	JPY	18,451,597	Deutsche Bank	9/4/14	(2,223)
KRW	112,607,000	USD	110,000	Westpac Group	9/4/14	1,021
KRW	197,254,997	USD	191,901	Westpac Group	9/4/14	2,576
MXN	1,164,354	USD	89,326	Deutsche Bank	9/4/14	33
USD	160,000	MXN	2,089,168	Barclays Bank plc	9/4/14	(334)
USD	100,000	MXN	1,316,151	Deutsche Bank	9/4/14	(1,008)
USD	60,000	MXN	782,242	JPMorgan Chase Bank N.A.	9/4/14	(33)
MYR	722,131	USD	222,297	Westpac Group	9/4/14	2,101

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MYR	161,380	USD	50,000	Westpac Group	9/4/14	$148
USD	60,353	MYR	196,056	Westpac Group	9/4/14	(570)
NOK	170,375	USD	28,343	Barclays Bank plc	9/4/14	(634)
USD	140,000	NOK	864,326	Deutsche Bank	9/4/14	(573)
USD	28,352	NOK	170,376	JPMorgan Chase Bank N.A.	9/4/14	642
USD	695,800	NOK	4,188,851	JPMorgan Chase Bank N.A.	9/4/14	14,531
PEN	555,820	USD	198,189	Barclays Bank plc	9/4/14	(899)
USD	120,000	PEN	339,420	Barclays Bank plc	9/4/14	(478)
PHP	4,788,300	USD	110,000	Westpac Group	9/4/14	(264)
USD	10,420	PHP	457,962	Westpac Group	9/4/14	(75)
PLN	337,407	USD	110,561	Barclays Bank plc	9/4/14	95
USD	200,000	PLN	613,360	Barclays Bank plc	9/4/14	(1,158)
USD	60,000	PLN	184,447	Barclays Bank plc	9/4/14	(491)
RUB	4,147,680	USD	115,878	JPMorgan Chase Bank N.A.	9/4/14	4,644
USD	114,134	RUB	4,085,244	JPMorgan Chase Bank N.A.	9/4/14	(4,574)
SEK	100,800	USD	15,102	Barclays Bank plc	9/4/14	(26)
USD	563,030	SEK	3,765,735	Barclays Bank plc	9/4/14	(192)
USD	15,175	SEK	100,800	JPMorgan Chase Bank N.A.	9/4/14	99
USD	52,811	SGD	66,400	HSBC Holdings plc	9/4/14	(442)
USD	30,000	SGD	37,589	Westpac Group	9/4/14	(147)
THB	2,584,000	USD	78,907	Westpac Group	9/4/14	483
TRY	319,477	USD	150,000	Deutsche Bank	9/4/14	(1,184)
USD	80,000	TRY	174,694	Barclays Bank plc	9/4/14	(1,375)
USD	180,571	TWD	5,427,950	Westpac Group	9/4/14	(1,501)
ZAR	509,081	USD	46,636	Deutsche Bank	9/4/14	730
USD	50,000	ZAR	542,817	Barclays Bank plc	9/4/14	(504)
						$(154,768)

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
2	Euro-Bund 10-Year Bonds	September 2014	$402,602	$(4,139)
20	U.S. Treasury 10-Year Notes	September 2014	2,503,438	13,392
5	U.S. Treasury Long Bonds	September 2014	685,937	5,262
3	U.S. Treasury Ultra Long Bonds	September 2014	449,812	3,248
			$4,041,789	$17,763

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
COP	-	Colombian Peso
CZK	-	Czech Koruna
DKK	-	Danish Krone
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian Nuevo Sol
PHP	-	Philippine Peso
PLN	-	Polish Zloty
RUB	-	Russian Ruble
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $2,625,739, which represented 8.3% of total net assets.

(2)	Final maturity date indicated, unless otherwise noted.

(3)	Forward commitment. Settlement date is indicated.

(4)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $71,998.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2014
Assets
Investment securities, at value (cost of $31,693,352)	$32,110,898
Foreign currency holdings, at value (cost of $25,889)	26,083
Receivable for investments sold	20,108
Receivable for capital shares sold	26,430
Unrealized appreciation on forward foreign currency exchange contracts	44,313
Interest receivable	344,573
32,572,405

Liabilities
Payable for investments purchased	558,555
Payable for capital shares redeemed	4,003
Payable for variation margin on futures contracts	5,198
Unrealized depreciation on forward foreign currency exchange contracts	199,081
Accrued management fees	23,423
Distribution and service fees payable	4,995
795,255

Net Assets	$31,777,150

Net Assets Consist of:
Capital paid in	$31,966,512
Distributions in excess of net investment income	(350,861)
Accumulated net realized loss	(119,787)
Net unrealized appreciation	281,286
$31,777,150

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$10,703,676	1,077,756	$9.93
Institutional Class	$8,091,384	813,427	$9.95
A Class	$7,267,650	733,283	$9.91*
C Class	$2,846,997	288,991	$9.85
R Class	$2,841,417	287,269	$9.89
R6 Class	$26,026	2,616	$9.95
*Maximum offering price $10.38 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2014
Investment Income (Loss)
Income:
Interest	$792,592

Expenses:
Management fees	274,023
Distribution and service fees:
A Class	17,516
C Class	27,919
R Class	13,884
Trustees’ fees and expenses	1,860
Other expenses	240
335,442

Net investment income (loss)	457,150

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(214,729)
Futures contract transactions	(147,009)
Foreign currency transactions	(8,023)
(369,761)

Change in net unrealized appreciation (depreciation) on:
Investments	1,773,310
Futures contracts	(5,570)
Translation of assets and liabilities in foreign currencies	(612,782)
1,154,958

Net realized and unrealized gain (loss)	785,197

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,242,347

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2014 AND JUNE 30, 2013
Increase (Decrease) in Net Assets	June 30, 2014	June 30, 2013
Operations
Net investment income (loss)	$457,150	$343,262
Net realized gain (loss)	(369,761)	966,278
Change in net unrealized appreciation (depreciation)	1,154,958	(996,705)
Net increase (decrease) in net assets resulting from operations	1,242,347	312,835

Distributions to Shareholders
From net investment income:
Investor Class	(402,018)	(288,448)
Institutional Class	(332,588)	(267,461)
A Class	(269,093)	(204,567)
C Class	(96,479)	(65,224)
R Class	(104,769)	(77,792)
R6 Class	(1,078)	—
From net realized gains:
Investor Class	(37,587)	(11,399)
Institutional Class	(29,658)	(10,045)
A Class	(26,435)	(8,707)
C Class	(10,558)	(3,574)
R Class	(10,476)	(3,572)
R6 Class	(95)	—
Decrease in net assets from distributions	(1,320,834)	(940,789)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	2,271,444	2,081,597

Net increase (decrease) in net assets	2,192,957	1,453,643

Net Assets
Beginning of period	29,584,193	28,130,550
End of period	$31,777,150	$29,584,193

Undistributed (distributions in excess of) net investment income	$(350,861)	$665,125

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2014

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Global Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term total return.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 90% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.95% for the Investor Class, A Class, C Class and R Class, 0.75% for the Institutional Class and 0.70% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended June 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended June 30, 2014 totaled $23,284,154, of which $6,607,554 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended June 30, 2014 totaled $21,467,950, of which $8,461,074 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended June 30, 2014(1)		Year ended June 30, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	122,195	$1,193,644	256,160	$2,617,763
Issued in reinvestment of distributions	46,035	436,956	29,430	298,132
Redeemed	(51,395)	(501,760)	(160,189)	(1,635,006)
	116,835	1,128,840	125,401	1,280,889
Institutional Class
Issued in reinvestment of distributions	38,163	362,246	27,395	277,506
A Class
Sold	35,254	339,771	11,693	120,053
Issued in reinvestment of distributions	31,111	295,287	21,054	213,274
Redeemed	(8,253)	(79,705)	(2,298)	(23,563)
	58,112	555,353	30,449	309,764
C Class
Sold	980	9,600	7,213	73,334
Issued in reinvestment of distributions	11,277	107,037	6,788	68,766
Redeemed	(3,367)	(33,047)	(996)	(10,026)
	8,890	83,590	13,005	132,074
R Class
Issued in reinvestment of distributions	12,141	115,242	8,032	81,364
R6 Class			N/A
Sold	2,493	25,000
Issued in reinvestment of distributions	123	1,173
	2,616	26,173
Net increase (decrease)	236,757	$2,271,444	204,282	$2,081,597

(1) July 26, 2013 (commencement of sale) through June 30, 2014 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$13,911,345	—
Corporate Bonds	—	9,958,647	—
U.S. Government Agency Mortgage-Backed Securities	—	3,425,452	—
Collateralized Mortgage Obligations	—	2,566,913	—
Commercial Mortgage-Backed Securities	—	763,958	—
Municipal Securities	—	659,388	—
Asset-Backed Securities	—	474,998	—
U.S. Treasury Securities	—	112,719	—
Temporary Cash Investments	$123,018	114,460	—
	$123,018	$31,987,880	—
Other Financial Instruments
Futures Contracts	$21,902	—	—
Forward Foreign Currency Exchange Contracts	—	$44,313	—
	$21,902	$44,313	—

Liabilities
Other Financial Instruments
Futures Contracts	—	$(4,139)	—
Forward Foreign Currency Exchange Contracts	—	(199,081)	—
	—	$(203,220)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The USD currency purchased and/or sold as disclosed on the Schedule of Investments is indicative of the fund's typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The futures contracts sold as disclosed on the Schedule of Investments are indicative of the fund's typical volume during the period.

Value of Derivative Instruments as of June 30, 2014

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$44,313	Unrealized depreciation on forward foreign currency exchange contracts	$(199,081)
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	(5,198)
		$44,313		$(204,279)

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2014

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$(38,581)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(614,895)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(147,009)	Change in net unrealized appreciation (depreciation) on futures contracts	(5,570)
		$(185,590)		$(620,465)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$1,282,068	$940,789
Long-term capital gains	$38,766	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$31,695,838
Gross tax appreciation of investments	$1,167,678
Gross tax depreciation of investments	(752,618)
Net tax appreciation (depreciation) of investments	415,060
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	620
Net tax appreciation (depreciation)	$415,680
Other book-to-tax adjustments	$(264,663)
Undistributed ordinary income	—
Late-year ordinary loss deferral	$(257,284)
Post-October capital loss deferral	$(83,095)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$9.98	0.16	0.25	0.41	(0.42)	(0.04)	(0.46)	$9.93	4.25%	0.96%	1.64%	71%	$10,704
2013	$10.19	0.13	0.01	0.14	(0.34)	(0.01)	(0.35)	$9.98	1.34%	0.96%	1.31%	68%	$9,590
2012(3)	$10.00	0.06	0.13	0.19	—	—	—	$10.19	1.90%	0.96%(4)	1.44%(4)	29%	$8,514
Institutional Class
2014	$9.99	0.18	0.25	0.43	(0.43)	(0.04)	(0.47)	$9.95	4.50%	0.76%	1.84%	71%	$8,091
2013	$10.20	0.15	0.01	0.16	(0.36)	(0.01)	(0.37)	$9.99	1.53%	0.76%	1.51%	68%	$7,745
2012(3)	$10.00	0.07	0.13	0.20	—	—	—	$10.20	2.00%	0.76%(4)	1.64%(4)	29%	$7,627
A Class
2014	$9.97	0.14	0.24	0.38	(0.40)	(0.04)	(0.44)	$9.91	3.97%	1.21%	1.39%	71%	$7,268
2013	$10.18	0.11	—(5)	0.11	(0.31)	(0.01)	(0.32)	$9.97	1.11%	1.21%	1.06%	68%	$6,729
2012(3)	$10.00	0.05	0.13	0.18	—	—	—	$10.18	1.80%	1.21%(4)	1.19%(4)	29%	$6,563
C Class
2014	$9.93	0.06	0.25	0.31	(0.35)	(0.04)	(0.39)	$9.85	3.21%	1.96%	0.64%	71%	$2,847
2013	$10.15	0.03	—(5)	0.03	(0.24)	(0.01)	(0.25)	$9.93	0.32%	1.96%	0.31%	68%	$2,781
2012(3)	$10.00	0.02	0.13	0.15	—	—	—	$10.15	1.50%	1.96%(4)	0.44%(4)	29%	$2,710

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2014	$9.95	0.11	0.25	0.36	(0.38)	(0.04)	(0.42)	$9.89	3.78%	1.46%	1.14%	71%	$2,841
2013	$10.17	0.08	—(5)	0.08	(0.29)	(0.01)	(0.30)	$9.95	0.78%	1.46%	0.81%	68%	$2,739
2012(3)	$10.00	0.04	0.13	0.17	—	—	—	$10.17	1.70%	1.46%(4)	0.94%(4)	29%	$2,716
R6 Class
2014(6)	$10.03	0.17	0.22	0.39	(0.43)	(0.04)	(0.47)	$9.95	4.12%	0.71%(4)	1.91%(4)	71%(7)	$26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	January 31, 2012 (fund inception) through June 30, 2012.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

(6)	July 26, 2013 (commencement of sale) through June 30, 2014.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century International Bond Funds and Shareholders of the Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Bond Fund (one of the two funds comprising the American Century International Bond Funds, hereafter referred to as the “Fund”) at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2014

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes(1) (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None
(1) Myron S. Scholes resigned as trustee effective July 31, 2014.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $75,844 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $38,766, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2014.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82893 1408

ANNUAL REPORT	JUNE 30, 2014

International Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Aggressive Monetary Policies Boosted Stock and Bond Returns

Stimulative monetary policies and expectations of economic improvement, interspersed with concerns about weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed income securities helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500® indices advanced 29.28% and 24.61%, respectively.

Remarkably, for a period in which stock market performance was so strong, government bond performance was also generally positive. Not surprisingly, U.S. corporate high-yield bonds posted double-digit returns, but the 30-year U.S. Treasury bond also outperformed most broader bond market measures. In addition, a generally weaker U.S. dollar during the reporting period meant that international bond returns for U.S. investors with currency exposure were generally higher than U.S. bonds returns. The Barclays Global Aggregate Bond and Barclays U.S. Aggregate Bond indices returned 7.39% and 4.37%, respectively.

Looking ahead, we see signs of sustained moderate economic growth in the second half of 2014, but headwinds persist. In the U.S., which was supposed to be an economic growth leader this year, housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEGBX	7.66%	2.80%	4.15%	5.60%	1/7/92
Barclays Global Treasury ex-U.S. Bond Index	—	8.83%	3.76%	4.95%	5.90%(1)	—
Institutional Class	AIDIX	7.95%	3.01%	—	4.44%	8/2/04
A Class(2)	AIBDX					10/27/98
No sales charge*		7.44%	2.54%	3.87%	4.09%
With sales charge*		2.63%	1.60%	3.40%	3.78%
C Class	AIQCX	6.62%	1.78%	—	2.11%	9/28/07
R Class	AIBRX	7.20%	2.30%	—	2.63%	9/28/07
R6 Class	AIDDX	—	—	—	5.81%(3)	7/26/13
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since December 31, 1991, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

(3)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2004

Value on June 30, 2014
Investor Class — $15,021

Barclays Global Treasury ex-U.S. Bond Index — $16,213

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.80%	0.60%	1.05%	1.80%	1.30%	0.55%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester, and Edward Boyle

Performance Summary

International Bond returned 7.66%* for the fiscal year ended June 30, 2014, compared with the 8.83% return of its benchmark, the Barclays Global Treasury ex-U.S. Bond Index. (See pages 3 and 4 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.)

Market Review

Non-U.S. bonds posted solid gains during a 12-month period characterized by divergent global economic and market conditions. Economic growth in the U.S. and U.K. generally improved during the period, leading the U.S. Federal Reserve and the Bank of England to begin scaling back their quantitative easing measures in early 2014. In the eurozone, peripheral countries such as Spain and Italy emerged from recession, but economic growth remained subdued overall. To head off possible deflation in the region, the European Central Bank (ECB) cut short-term interest rates late in the period. The Japanese economy remained steady as aggressive stimulus measures were offset by a new consumption tax.

In this environment, bond yield movements varied by region. Yields were flat to slightly higher in the U.S. and U.K., but they fell sharply across the eurozone, reflecting weaker economic conditions and the ECB rate cut. In Japan, yields were modestly lower. Falling yields in Europe and Asia led to higher bond prices, producing positive overall returns for non-U.S. bonds.

Currency fluctuations enhanced non-U.S. bond returns for U.S. investors. The U.S. dollar generally fell during the period, depreciating by 11% against the British pound, 5% versus the euro, and 3% against the Australian dollar. The primary exceptions were the Japanese yen and the Canadian dollar—the U.S. dollar rallied by 2% against the yen and 1.5% versus the Canadian dollar.

Shorter Duration and Country Allocation Detracted

The fund’s duration (a measure of interest-rate sensitivity) was shorter than that of the benchmark throughout much of the reporting period. This positioning contributed the most to the fund’s underperformance of its benchmark as the shorter duration limited the positive impact of declining bond yields on fund performance, particularly over the last six months of the period. The fund’s short duration position is focused mainly on the U.S. (via U.S. Treasury bond futures), where we expect bond yields to rise gradually as economic conditions improve.

Country allocation also had a slightly negative overall impact on relative results. Overweight positions in Scandinavian bond markets, particularly Norway and Sweden, weighed on results as these bond markets underperformed for the period. In addition, a lack of exposure to peripheral markets such as Italy and Spain detracted from performance. As of the end of the reporting period, the fund held an overweight position in Norway and underweight positions in Germany and the U.K.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Currency Positioning Slightly Negative

The fund’s currency positioning detracted modestly from performance during the 12-month period. Overweight positions in the currencies of countries with commodity-driven economies—such as Canada, Australia, and New Zealand—negatively affected performance early in the period as decelerating economic activity in emerging markets reduced demand for commodities.

As of the end of the period, the fund held overweight positions in the currencies of countries with the most promising economic outlooks, including South Korea, the U.K., Norway, and the commodity-based economies. In contrast, the fund held underweight positions in the euro, the Japanese yen, and the Swiss franc.

Sector Positioning Added Value

The fund’s exposure to non-government bonds, which comprised approximately 9% of the portfolio but are not represented in the benchmark, contributed positively to performance versus the index. Non-government bonds in the portfolio included corporate bonds, covered bonds (which are typically corporate securities backed by mortgages or other loans), and securities issued by supra-national organizations (such as the European Investment Bank).

Non-government bonds outperformed government securities during the reporting period thanks to improving economic conditions and robust investor demand for higher-yielding investments.

Positioning for the Future

We believe that the prospects for accelerating global growth are brighter, and we expect economic momentum to pick up during the remainder of 2014. The moderate level of growth in the U.S. economy appears to be sustainable, and the recent ECB actions should help restore a modest level of growth in Europe. However, the improving economic environment could lead to higher inflation, which has already begun to appear in U.S. economic data.

Given these expectations, we are maintaining the fund’s relatively short duration. Better economic conditions should lead to rising interest rates over time, putting downward pressure on bond prices. The shorter duration should help minimize the negative impact of higher rates on fund performance.

6

Fund Characteristics

JUNE 30, 2014
Portfolio at a Glance
Average Duration (effective)	7.0 years
Weighted Average Life	9.5 years

Bond Holdings by Country	% of net assets
Japan	22.9%
United Kingdom	16.9%
Germany(1)	7.9%
France(1)	5.8%
Netherlands(1)	5.2%
Denmark	5.0%
Finland(1)	4.8%
Belgium(1)	4.5%
Austria(1)	4.4%
Supranational	4.0%
Other Countries	13.3%
Cash and Equivalents(2)	5.3%
(1) These countries are members of the eurozone.
(2) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	85.4%
Corporate Bonds	9.3%
Temporary Cash Investments	4.2%
Other Assets and Liabilities	1.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1) 1/1/14 – 6/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,049.20	$4.06	0.80%
Institutional Class	$1,000	$1,050.70	$3.05	0.60%
A Class	$1,000	$1,047.90	$5.33	1.05%
C Class	$1,000	$1,044.40	$9.12	1.80%
R Class	$1,000	$1,047.10	$6.60	1.30%
R6 Class	$1,000	$1,050.00	$2.80	0.55%
Hypothetical
Investor Class	$1,000	$1,020.83	$4.01	0.80%
Institutional Class	$1,000	$1,021.82	$3.01	0.60%
A Class	$1,000	$1,019.59	$5.26	1.05%
C Class	$1,000	$1,015.87	$9.00	1.80%
R Class	$1,000	$1,018.35	$6.51	1.30%
R6 Class	$1,000	$1,022.07	$2.76	0.55%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2014

		Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 85.4%
AUSTRALIA — 2.7%
Australia Government Bond, 5.75%, 7/15/22	AUD	9,620,000	$10,574,406
Australia Government Bond, 5.50%, 4/21/23	AUD	7,300,000	7,947,252
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	12,100,000	12,216,002
			30,737,660
AUSTRIA — 4.4%
Austria Government Bond, 4.35%, 3/15/19(1)	EUR	5,390,000	8,732,590
Austria Government Bond, 3.90%, 7/15/20(1)	EUR	11,590,000	18,838,186
Austria Government Bond, 3.40%, 11/22/22(1)	EUR	4,750,000	7,636,430
Austria Government Bond, 4.15%, 3/15/37(1)	EUR	7,795,000	14,247,889
			49,455,095
BELGIUM — 4.5%
Belgium Government Bond, 4.00%, 3/28/18(1)	EUR	8,715,000	13,561,617
Belgium Government Bond, 3.75%, 9/28/20(1)	EUR	8,370,000	13,476,571
Belgium Government Bond, 2.25%, 6/22/23	EUR	8,020,000	11,685,501
Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	6,710,000	11,916,934
			50,640,623
CANADA — 3.0%
Canadian Government Bond, 1.50%, 3/1/17	CAD	3,000,000	2,836,737
Canadian Government Bond, 5.75%, 6/1/33	CAD	9,040,000	12,321,612
Canadian Government Bond, 4.00%, 6/1/41	CAD	1,250,000	1,437,397
Province of British Columbia, 3.25%, 12/18/21	CAD	7,920,000	7,825,143
Province of Ontario Canada, 4.40%, 6/2/19	CAD	9,500,000	9,886,392
			34,307,281
CZECH — 0.4%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	68,200,000	4,317,024
DENMARK — 5.0%
Denmark Government Bond, 4.00%, 11/15/17	DKK	120,000,000	24,851,065
Denmark Government Bond, 4.00%, 11/15/19	DKK	19,100,000	4,153,798
Denmark Government Bond, 7.00%, 11/10/24	DKK	47,200,000	13,449,241
Denmark Government Bond, 4.50%, 11/15/39	DKK	53,850,000	14,235,424
			56,689,528
FINLAND — 4.8%
Finland Government Bond, 3.875%, 9/15/17(1)	EUR	13,290,000	20,335,138
Finland Government Bond, 4.375%, 7/4/19(1)	EUR	5,505,000	8,979,082
Finland Government Bond, 1.625%, 9/15/22(1)	EUR	6,860,000	9,717,923
Finland Government Bond, 4.00%, 7/4/25(1)	EUR	6,695,000	11,382,233
Finland Government Bond, 2.625%, 7/4/42(1)	EUR	2,920,000	4,305,511
			54,719,887

10

		Principal Amount	Value
FRANCE — 4.3%
France Government Bond OAT, 3.25%, 10/25/21	EUR	4,340,000	$6,862,959
France Government Bond OAT, 5.50%, 4/25/29	EUR	3,580,000	6,974,936
France Government Bond OAT, 3.25%, 5/25/45	EUR	5,130,000	7,821,687
French Treasury Note BTAN, 2.25%, 2/25/16	EUR	18,980,000	26,932,446
			48,592,028
GERMANY — 6.9%
Bundesobligation, 2.00%, 2/26/16	EUR	12,700,000	17,956,770
Bundesrepublik Deutschland, 2.25%, 9/4/20	EUR	7,170,000	10,830,500
Bundesrepublik Deutschland, 1.75%, 2/15/24	EUR	9,200,000	13,220,676
Bundesrepublik Deutschland, 4.25%, 7/4/39	EUR	400,000	771,021
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	7,470,000	10,971,684
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, 4/15/18	EUR	16,564,752	23,891,190
			77,641,841
JAPAN — 22.9%
Japan Government Five Year Bond, 0.30%, 9/20/18	JPY	7,550,000,000	75,039,719
Japan Government Ten Year Bond, 1.20%, 6/20/15	JPY	3,530,000,000	35,226,825
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	5,036,150,000	52,137,438
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	2,679,300,000	30,858,247
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	1,839,700,000	19,640,616
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	4,021,350,000	46,016,700
			258,919,545
NETHERLANDS — 3.9%
Netherlands Government Bond, 0.00%, 4/15/16(1)	EUR	8,200,000	11,215,103
Netherlands Government Bond, 1.25%, 1/15/18(1)	EUR	4,200,000	5,954,482
Netherlands Government Bond, 3.50%, 7/15/20(1)	EUR	2,200,000	3,510,315
Netherlands Government Bond, 2.25%, 7/15/22(1)	EUR	9,740,000	14,487,353
Netherlands Government Bond, 3.75%, 1/15/42(1)	EUR	5,030,000	9,057,767
			44,225,020
NEW ZEALAND — 0.6%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	7,800,000	7,095,613
NORWAY — 3.4%
Norway Government Bond, 4.25%, 5/19/17	NOK	28,000,000	4,923,875
Norway Government Bond, 3.75%, 5/25/21	NOK	186,300,000	33,682,613
			38,606,488
SINGAPORE — 0.8%
Singapore Government Bond, 2.375%, 4/1/17	SGD	7,000,000	5,922,514
Singapore Government Bond, 3.125%, 9/1/22	SGD	3,100,000	2,667,000
			8,589,514
SWEDEN — 0.9%
Sweden Government Bond, 4.25%, 3/12/19	SEK	32,730,000	5,640,001
Sweden Government Bond, 3.50%, 6/1/22	SEK	28,520,000	4,907,695
			10,547,696

11

		Principal Amount	Value
SWITZERLAND — 0.8%
Switzerland Government Bond, 2.00%, 4/28/21	CHF	4,600,000	$5,785,792
Switzerland Government Bond, 2.50%, 3/8/36	CHF	2,575,000	3,550,114
			9,335,906
UNITED KINGDOM — 16.1%
United Kingdom Gilt, 4.00%, 9/7/16	GBP	17,440,000	31,751,696
United Kingdom Gilt, 4.50%, 3/7/19	GBP	20,075,000	38,350,208
United Kingdom Gilt, 3.75%, 9/7/21	GBP	10,535,000	19,707,756
United Kingdom Gilt, 6.00%, 12/7/28	GBP	10,300,000	23,731,088
United Kingdom Gilt, 4.25%, 3/7/36	GBP	18,725,000	36,595,815
United Kingdom Gilt, 4.50%, 12/7/42	GBP	3,560,000	7,331,760
United Kingdom Gilt, 4.25%, 12/7/55	GBP	11,660,000	23,982,084
			181,450,407
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $921,396,276)			965,871,156
CORPORATE BONDS — 9.3%
FRANCE — 1.5%
Cie de Financement Foncier, MTN, 4.50%, 5/16/18 (Secured)	EUR	5,240,000	8,272,549
Cie de Financement Foncier, MTN, 4.375%, 4/25/19 (Secured)	EUR	5,500,000	8,851,212
			17,123,761
GERMANY — 1.0%
KFW, 3.875%, 1/21/19	EUR	2,890,000	4,571,388
KFW, MTN, 4.625%, 1/4/23	EUR	3,790,000	6,646,958
			11,218,346
IRELAND — 0.7%
GE Capital European Funding, MTN, 5.375%, 1/23/20	EUR	4,500,000	7,557,696
NETHERLANDS — 1.3%
Allianz Finance II BV, MTN, 4.75%, 7/22/19	EUR	4,800,000	7,807,292
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 4.375%, 6/7/21	EUR	4,000,000	6,533,578
			14,340,870
SUPRANATIONAL — 4.0%
Asian Development Bank, MTN, 2.35%, 6/21/27	JPY	830,000,000	9,719,050
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	3,700,000	5,358,870
European Investment Bank, 2.50%, 7/15/15	EUR	6,450,000	9,053,793
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	5,100,000	8,201,586
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	8,500,000	13,542,573
			45,875,872
UNITED KINGDOM — 0.8%
Abbey National Treasury Services plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	2,200,000	4,286,791
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	3,000,000	5,493,419
			9,780,210
TOTAL CORPORATE BONDS (Cost $94,891,486)			105,896,755

12

	Shares/ Principal Amount	Value
TEMPORARY CASH INVESTMENTS — 4.2%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 0.875%, 1/31/18 - 2/28/18, valued at $10,336,282), in a joint trading account at 0.05%, dated 6/30/14, due 7/1/14 (Delivery value $10,128,281)		$10,128,267
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/23, valued at $4,135,852), in a joint trading account at 0.01%, dated 6/30/14, due 7/1/14 (Delivery value $4,051,308)		4,051,307
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $8,265,608), in a joint trading account at 0.03%, dated 6/30/14, due 7/1/14 (Delivery value $8,102,620)		8,102,613
SSgA U.S. Government Money Market Fund, Class N	23,946,867	23,946,867
U.S. Treasury Notes, 0.25%, 9/15/14(2)	$1,000,000	1,000,410
TOTAL TEMPORARY CASH INVESTMENTS (Cost $47,229,465)		47,229,464
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $1,063,517,227)		1,118,997,375
OTHER ASSETS AND LIABILITIES — 1.1%		12,464,239
TOTAL NET ASSETS — 100.0%		$1,131,461,614

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	2,650,000	USD	2,483,845	Barclays Bank plc	9/4/14	$3,654
AUD	1,345,000	USD	1,236,346	Barclays Bank plc	9/4/14	26,177
CAD	5,967,767	USD	5,458,370	Barclays Bank plc	9/4/14	125,648
CAD	5,638,570	USD	5,150,000	Deutsche Bank	9/4/14	125,990
CAD	1,235,455	USD	1,150,000	Westpac Group	9/4/14	6,011
USD	4,261,120	CHF	3,813,690	Barclays Bank plc	9/4/14	(41,697)
CLP	376,020,674	USD	675,082	Barclays Bank plc	9/4/14	329
CLP	1,558,760,000	USD	2,800,000	Barclays Bank plc	9/4/14	(142)
CZK	58,475,223	USD	2,900,000	Barclays Bank plc	9/4/14	19,353
USD	951,913	CZK	19,179,346	Deutsche Bank	9/4/14	(5,609)
USD	700,000	CZK	14,130,025	UBS AG	9/4/14	(5,436)
USD	1,194,736	DKK	6,541,963	JPMorgan Chase Bank N.A.	9/4/14	(7,200)
EUR	5,190,823	USD	7,071,770	UBS AG	9/4/14	37,739
USD	818,643	EUR	600,000	Barclays Bank plc	9/4/14	(3,135)
USD	749,082	EUR	550,000	Deutsche Bank	9/4/14	(4,215)
USD	815,676	EUR	600,000	JPMorgan Chase Bank N.A.	9/4/14	(6,102)
USD	949,509	EUR	700,000	JPMorgan Chase Bank N.A.	9/4/14	(9,232)
USD	954,577	EUR	700,000	JPMorgan Chase Bank N.A.	9/4/14	(4,164)
GBP	12,643,725	USD	21,160,096	Deutsche Bank	9/4/14	467,356
USD	764,941	GBP	450,000	Deutsche Bank	9/4/14	(4,797)
USD	4,027,992	GBP	2,400,000	JPMorgan Chase Bank N.A.	9/4/14	(77,276)
USD	1,354,960	GBP	800,000	UBS AG	9/4/14	(13,463)
HKD	6,910,000	USD	891,330	Barclays Bank plc	9/4/14	(118)
JPY	1,017,430,032	USD	9,912,414	Barclays Bank plc	9/4/14	135,425
USD	3,150,000	JPY	320,120,955	Barclays Bank plc	9/4/14	(11,420)
USD	1,600,000	JPY	162,837,280	Barclays Bank plc	9/4/14	(8,133)
KRW	57,993,688,502	USD	56,419,582	Westpac Group	9/4/14	757,240
USD	3,150,000	NOK	18,955,125	Deutsche Bank	9/4/14	67,165
USD	28,453,068	NOK	171,293,016	JPMorgan Chase Bank N.A.	9/4/14	594,212
NZD	835,983	USD	697,707	HSBC Holdings plc	9/4/14	29,902
SEK	17,939,323	USD	2,682,179	Barclays Bank plc	9/4/14	914
USD	1,921,076	SEK	12,923,712	Barclays Bank plc	9/4/14	(11,858)
USD	1,350,000	SEK	9,082,159	UBS AG	9/4/14	(8,372)
SGD	2,440,129	USD	1,940,749	HSBC Holdings plc	9/4/14	16,242
USD	3,376,867	SGD	4,231,147	Westpac Group	9/4/14	(16,526)
USD	5,909,224	TWD	177,631,262	Westpac Group	9/4/14	(49,131)
						$2,125,331

14

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
337	U.S. Treasury 10-Year Notes	September 2014	$42,182,922	$225,664
76	U.S. Treasury Long Bonds	September 2014	10,426,250	79,985
88	U.S. Treasury Ultra Long Bonds	September 2014	13,194,500	95,266
			$65,803,672	$400,915

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CZK	-	Czech Koruna
DKK	-	Danish Krone
EUR	-	Euro
GBP	-	British Pound
HKD	-	Hong Kong Dollar
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
SGD	-	Singapore Dollar
TWD	-	Taiwanese Dollar
USD	-	United States Dollar

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $187,355,124, which represented 16.6% of total net assets.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $1,000,410.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2014
Assets
Investment securities, at value (cost of $1,063,517,227)	$1,118,997,375
Foreign currency holdings, at value (cost of $1,209,070)	1,217,966
Receivable for capital shares sold	212,988
Unrealized appreciation on forward foreign currency exchange contracts	2,413,357
Interest receivable	10,862,779
1,133,704,465

Liabilities
Payable for capital shares redeemed	1,162,181
Payable for variation margin on futures contracts	105,453
Unrealized depreciation on forward foreign currency exchange contracts	288,026
Accrued management fees	664,944
Distribution and service fees payable	22,247
2,242,851

Net Assets	$1,131,461,614

Net Assets Consist of:
Capital paid in	$1,062,619,699
Undistributed net investment income	4,036,503
Undistributed net realized gain	6,723,592
Net unrealized appreciation	58,081,820
$1,131,461,614

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$600,026,493	41,384,048	$14.50
Institutional Class	$424,158,066	29,241,468	$14.51
A Class	$96,081,019	6,654,486	$14.44*
C Class	$3,351,501	233,711	$14.34
R Class	$230,575	15,970	$14.44
R6 Class	$7,613,960	525,009	$14.50
*Maximum offering price $15.12 (net asset value divided by 0.955).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2014
Investment Income (Loss)
Income:
Interest	$23,190,949

Expenses:
Management fees	8,217,824
Distribution and service fees:
A Class	230,506
C Class	41,149
R Class	1,065
Trustees' fees and expenses	69,346
Other expenses	665
8,560,555

Net investment income (loss)	14,630,394

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	7,809,015
Futures contract transactions	(2,997,076)
Foreign currency transactions	3,141,699
7,953,638

Change in net unrealized appreciation (depreciation) on:
Investments	59,816,702
Futures contracts	400,915
Translation of assets and liabilities in foreign currencies	2,544,604
62,762,221

Net realized and unrealized gain (loss)	70,715,859

Net Increase (Decrease) in Net Assets Resulting from Operations	$85,346,253

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2014 AND JUNE 30, 2013
Increase (Decrease) in Net Assets	June 30, 2014	June 30, 2013
Operations
Net investment income (loss)	$14,630,394	$17,074,302
Net realized gain (loss)	7,953,638	(7,290,250)
Change in net unrealized appreciation (depreciation)	62,762,221	(60,314,008)
Net increase (decrease) in net assets resulting from operations	85,346,253	(50,529,956)

Distributions to Shareholders
From net investment income:
Investor Class	(1,401,580)	(14,357,121)
Institutional Class	(1,769,742)	(6,463,354)
A Class	—	(1,460,577)
C Class	—	(48,218)
R Class	—	(3,021)
R6 Class	(13,259)	—
Decrease in net assets from distributions	(3,184,581)	(22,332,291)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(46,781,589)	(179,561,017)

Net increase (decrease) in net assets	35,380,083	(252,423,264)

Net Assets
Beginning of period	1,096,081,531	1,348,504,795
End of period	$1,131,461,614	$1,096,081,531

Undistributed (distributions in excess of) net investment income	$4,036,503	$(3,818,500)

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2014

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. International Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high total return by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the United States.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the

19

fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

20

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 45% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.4925% to 0.6100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class and 0.0000% to 0.0600% for the R6 Class. The effective annual management fee for each class for the period ended June 30, 2014 was 0.80% for the Investor Class, A Class, C Class and R Class and 0.60% for the Institutional Class and 0.55% for the R6 Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended June 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2014 were $364,510,941 and $386,199,629, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended June 30, 2014(1)		Year ended June 30, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	5,743,649	$79,751,278	7,903,670	$113,220,499
Issued in reinvestment of distributions	97,291	1,345,534	927,949	13,612,908
Redeemed	(12,992,502)	(181,244,312)	(22,470,361)	(321,573,079)
	(7,151,562)	(100,147,500)	(13,638,742)	(194,739,672)
Institutional Class
Sold	14,760,327	206,281,486	9,540,191	136,354,928
Issued in reinvestment of distributions	126,210	1,744,224	431,638	6,329,145
Redeemed	(11,321,879)	(160,430,998)	(8,597,587)	(124,082,443)
	3,564,658	47,594,712	1,374,242	18,601,630
A Class
Sold	1,211,172	16,789,934	1,612,479	22,951,257
Issued in reinvestment of distributions	—	—	97,541	1,426,657
Redeemed	(1,185,289)	(16,482,826)	(1,803,998)	(25,442,386)
	25,883	307,108	(93,978)	(1,064,472)
C Class
Sold	10,832	151,016	39,044	551,077
Issued in reinvestment of distributions	—	—	2,258	33,169
Redeemed	(152,638)	(2,125,172)	(202,213)	(2,910,999)
	(141,806)	(1,974,156)	(160,911)	(2,326,753)
R Class
Sold	1,991	27,763	2,903	41,191
Issued in reinvestment of distributions	—	—	206	3,021
Redeemed	(851)	(11,925)	(5,414)	(75,962)
	1,140	15,838	(2,305)	(31,750)
R6 Class			N/A
Sold	598,583	8,455,028
Issued in reinvestment of distributions	960	13,259
Redeemed	(74,534)	(1,045,878)
	525,009	7,422,409
Net increase (decrease)	(3,176,678)	$(46,781,589)	(12,521,694)	$(179,561,017)

(1) July 26, 2013 (commencement of sale) through June 30, 2014 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

22

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$965,871,156	—
Corporate Bonds	—	105,896,755	—
Temporary Cash Investments	$23,946,867	23,282,597	—
	$23,946,867	$1,095,050,508	—
Other Financial Instruments
Futures Contracts	$400,915	—	—
Forward Foreign Currency Exchange Contracts	—	$2,413,357	—
	$400,915	$2,413,357	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(288,026)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The USD currency purchased and sold averaged 402,703,734 contracts during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with

23

the changes in value of the underlying securities. The futures contracts sold as disclosed on the Schedule of Investments are indicative of the fund's typical volume during the period.

Value of Derivative Instruments as of June 30, 2014

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$2,413,357	Unrealized depreciation on forward foreign currency exchange contracts	$288,026
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	105,453
		$2,413,357		$393,479

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2014

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$2,750,047	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$2,099,541
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(2,997,076)	Change in net unrealized appreciation (depreciation) on futures contracts	400,915
		$(247,029)		$2,500,456

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$3,184,581	$22,332,291
Long-term capital gains	—	—

24

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,064,055,644
Gross tax appreciation of investments	$71,594,866
Gross tax depreciation of investments	(16,653,135)
Net tax appreciation (depreciation) of investments	54,941,731
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	18,880
Net tax appreciation (depreciation)	$54,960,611
Other book-to-tax adjustments	$(4,160,396)
Undistributed ordinary income	$10,193,198
Accumulated long-term gains	$7,848,502

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

25

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$13.50	0.17	0.86	1.03	(0.03)	–	(0.03)	$14.50	7.66%	0.80%	1.24%	35%	$600,026
2013	$14.39	0.19	(0.82)	(0.63)	(0.26)	–	(0.26)	$13.50	(4.55)%	0.80%	1.35%	21%	$655,032
2012	$14.65	0.24	(0.18)	0.06	(0.32)	–	(0.32)	$14.39	0.36%	0.81%	1.68%	50%	$894,450
2011	$13.45	0.31	1.53	1.84	(0.56)	(0.08)	(0.64)	$14.65	14.07%	0.81%	2.19%	44%	$951,100
2010	$14.38	0.35	(0.64)	(0.29)	(0.64)	–	(0.64)	$13.45	(2.39)%	0.82%	2.44%	64%	$1,135,772
Institutional Class
2014	$13.50	0.20	0.87	1.07	(0.06)	–	(0.06)	$14.51	7.95%	0.60%	1.44%	35%	$424,158
2013	$14.39	0.22	(0.83)	(0.61)	(0.28)	–	(0.28)	$13.50	(4.36)%	0.60%	1.55%	21%	$346,695
2012	$14.66	0.27	(0.20)	0.07	(0.34)	–	(0.34)	$14.39	0.49%	0.61%	1.88%	50%	$349,782
2011	$13.46	0.34	1.53	1.87	(0.59)	(0.08)	(0.67)	$14.66	14.29%	0.61%	2.39%	44%	$285,697
2010	$14.39	0.38	(0.64)	(0.26)	(0.67)	–	(0.67)	$13.46	(2.19)%	0.62%	2.64%	64%	$286,817
A Class
2014	$13.44	0.14	0.86	1.00	–	–	–	$14.44	7.44%	1.05%	0.99%	35%	$96,081
2013	$14.33	0.16	(0.83)	(0.67)	(0.22)	–	(0.22)	$13.44	(4.81)%	1.05%	1.10%	21%	$89,103
2012	$14.60	0.21	(0.20)	0.01	(0.28)	–	(0.28)	$14.33	0.03%	1.06%	1.43%	50%	$96,335
2011	$13.40	0.27	1.54	1.81	(0.53)	(0.08)	(0.61)	$14.60	13.84%	1.06%	1.94%	44%	$106,044
2010	$14.33	0.32	(0.65)	(0.33)	(0.60)	–	(0.60)	$13.40	(2.65)%	1.07%	2.19%	64%	$77,065

26

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$13.45	0.03	0.86	0.89	–	–	–	$14.34	6.62%	1.80%	0.24%	35%	$3,352
2013	$14.34	0.05	(0.83)	(0.78)	(0.11)	–	(0.11)	$13.45	(5.51)%	1.80%	0.35%	21%	$5,051
2012	$14.61	0.10	(0.20)	(0.10)	(0.17)	–	(0.17)	$14.34	(0.73)%	1.81%	0.68%	50%	$7,692
2011	$13.41	0.17	1.53	1.70	(0.42)	(0.08)	(0.50)	$14.61	12.96%	1.81%	1.19%	44%	$6,603
2010	$14.33	0.20	(0.63)	(0.43)	(0.49)	–	(0.49)	$13.41	(3.32)%	1.82%	1.44%	64%	$7,666
R Class
2014	$13.47	0.10	0.87	0.97	–	–	–	$14.44	7.20%	1.30%	0.74%	35%	$231
2013	$14.36	0.12	(0.83)	(0.71)	(0.18)	–	(0.18)	$13.47	(5.03)%	1.30%	0.85%	21%	$200
2012	$14.63	0.17	(0.20)	(0.03)	(0.24)	–	(0.24)	$14.36	(0.22)%	1.31%	1.18%	50%	$246
2011	$13.43	0.24	1.53	1.77	(0.49)	(0.08)	(0.57)	$14.63	13.52%	1.31%	1.69%	44%	$208
2010	$14.35	0.27	(0.63)	(0.36)	(0.56)	–	(0.56)	$13.43	(2.82)%	1.32%	1.94%	64%	$233
R6 Class
2014(3)	$13.77	0.19	0.61	0.80	(0.07)	–	(0.07)	$14.50	5.81%	0.55%(4)	1.45%(4)	35%(5)	$7,614

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through June 30, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2014.
See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century International Bond Funds and Shareholders of the International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund (one of the two funds comprising the American Century International Bond Funds, hereafter referred to as the “Fund”) at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2014

28

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes(1) (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None
(1) Myron S. Scholes resigned as trustee effective July 31, 2014.

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

31

Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed

32

different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and ten-year periods and above its benchmark for the five-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

33

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

34

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

35

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82888 1408

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2013:    $84,384
FY 2014:    $62,147

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2013:$0
FY 2014:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:$0
FY 2014:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2013:    $151,650
FY 2014:    $ 71,500

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century International Bond Funds

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 29, 2014

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 29, 2014